UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 19, 2018

Viking Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37355	46-1073877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12340 El Camino Real, Suite 250, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 704-4660

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) On January 19, 2018, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Viking Therapeutics, Inc. (the “Company”), authorized and approved the payment of cash bonuses in the amount of $110,000 to Brian Lian, Ph.D., the Company’s President and Chief Executive Officer, and $52,500 to Michael Morneau, the Company’s Chief Financial Officer (each, a “Bonus” and, collectively, the “Bonuses”). The Bonuses were awarded based on the Compensation Committee’s assessment of the Company’s achievement of corporate performance objectives for the 2017 bonus program for the Company’s named executive officers that were adopted by the Compensation Committee in March 2017.

The Compensation Committee determined that the bonus amount to be awarded to Dr. Lian for 2017 was equal to 25% of his base compensation (representing 50% of his target bonus for 2017 of 50% of his base compensation). The bonus amount awarded to Mr. Morneau for 2017 was equal to 17.5% of his base compensation (representing 50% of his target bonus for 2017 of 35% of his base compensation).

The Bonuses were not included in the Summary Compensation Table included in the Company’s Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission on January 9, 2018 (the “Registration Statement”) because the amounts of the Bonuses were not determined and not calculable as of the time of the filing of the Registration Statement. Dr. Lian’s total compensation for the fiscal year ended December 31, 2017, as reported in the Registration Statement, was $756,946, and his recalculated total compensation for the fiscal year ended December 31, 2017, including his Bonus, is $866,946. Mr. Morneau’s total compensation for the fiscal year ended December 31, 2017, as reported in the Registration Statement, was $433,330, and his recalculated total compensation for the fiscal year ended December 31, 2017, including his Bonus, is $485,830.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING THERAPEUTICS, INC.

Date: January 23, 2018	By:	/s/ Brian Lian, Ph.D.
Name: Brian Lian, Ph.D.
Title: President and Chief Executive Officer